EXHIBIT 99.3




                    PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)


The following statements set forth certain selected condensed financial information for Astoria Financial Corporation and Subsidiary ("AFC") and Long Island Bancorp, Inc. and Subsidiary ("LIB"), on an unaudited pro forma combined basis giving effect to the Merger as if the Merger had become effective on September 30, 1998, in the case of financial condition information presented, and as if the Merger had become effective at the beginning of the periods indicated, in the case of operations information presented. The pro forma information in the statements assumes that the Merger is accounted for using the pooling of interests method of accounting. Financial information for the nine months ended September 30, 1998 combines AFC and LIB with LIB's interim results presented to coincide with the reporting period of AFC. AFC utilizes a fiscal year which ends on December 31 for reporting purposes, whereas LIB uses a fiscal year which ends on September 30 for such purposes. Financial information for the year ended December 31, 1997, combines AFC and LIB at their respective year-end periods. These statements should be read in conjunction with, and are qualified in their entirety, by the historical financial statements, including the notes thereto, of AFC and LIB included elsewhere herein with regard to LIB and included in AFC's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 1998, which is incorporated by reference herein.

The pro forma condensed combined consolidated financial statements do not give effect to anticipated cost savings and revenue enhancement opportunities that could result from the Merger, or any other items of income or expense which may result from the Merger. Additionally, the pro forma financial statements do not give effect to any anticipated leveraging of AFC's pro forma assets. The unaudited pro forma condensed combined consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or indicative of the results that would have occurred had the Merger been consummated on September 30, 1998 or at the beginning of the periods indicated or which may occur in the future.

                  ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY
                    LONG ISLAND BANCORP, INC. AND SUBSIDIARY

                          PRO FORMA CONDENSED COMBINED
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                   (Unaudited)
                              At September 30, 1998


                                                                 Astoria
                                                                Financial        Long Island     Pro Forma                Astoria
                                                                 Corp.           Bancorp (7)    Adjustments              Pro Forma
                                                             -------------      -------------   -----------             -----------
                                                                                   (Dollars In Thousands)
ASSETS:
Cash and due from banks...................................   $      22,244       $     62,450   $                       $    84,694
Federal funds sold and repurchase agreements..............         283,016             56,940                               339,956
Securities available-for-sale (at estimated fair value)...       4,488,253          2,455,849                             6,944,102
Securities held-to-maturity...............................       2,259,882             20,582                             2,280,464
Federal Home Loan Bank of New York stock..................          98,750             50,548                               149,298
Loans held-for-sale.......................................          10,837            308,250                               319,087
Loans receivable held-for-investment:                            5,036,058          3,428,695                             8,464,753
     Less allowance for loan losses.......................          38,483             37,938                                76,421
                                                              ------------       ------------   -----------             -----------
     Loans receivable held-for-investment, net............       4,997,575          3,390,757                             8,388,332
Mortgage servicing rights.................................               -             43,613                                43,613
Real estate owned and investments in real estate, net.....          11,542              4,718                                16,260
Accrued interest receivable...............................          67,946             39,754                               107,700
Premises and equipment, net...............................         122,860             82,748       (49,772) (4)            155,836
Goodwill..................................................         248,177              3,971                               252,148
Other assets..............................................         101,974             62,466       (26,193) (4)            138,247
                                                              ------------       ------------   -----------             -----------
TOTAL ASSETS..............................................    $ 12,713,056       $  6,582,646       (75,965)            $19,219,737
                                                              ============       ============   ===========             ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Deposits.............................................    $  6,093,440       $  3,583,048   $                       $ 9,676,488
     Borrowed Funds.......................................       5,490,142          2,256,697                             7,746,839
     Mortgage escrow funds................................          59,489             74,330                               133,819
     Accrued expenses and other liabilities...............         109,062             87,529        16,560 (4)             213,151
                                                              ------------       ------------   -----------             -----------
TOTAL  LIABILITIES........................................      11,752,133          6,001,604        16,560              17,770,297
                                                              ------------       ------------   -----------             -----------

Stockholders' equity:
     Preferred stock......................................           2,000                  -                                 2,000
     Common stock.........................................             266                268            12 (2)                 546
     Additional paid-in capital...........................         513,150            317,049       (69,667) (2,5,6)        760,532
     Retained earnings - substantially restricted.........         464,270            344,159       (92,525) (4)            715,904
     Treasury stock ......................................              (8)           (68,586)       68,586 (5)                  (8)
     Accumulated other comprehensive income:
        Net unrealized gains on securities, net of taxes..           1,511              6,644                                 8,155
     Unallocated common stock held by ESOP................         (19,297)           (17,423)                              (36,720)
     Unearned common stock held by RRPs...................            (969)            (1,069)        1,069 (6)                (969)
                                                              ------------       ------------   -----------             -----------
TOTAL STOCKHOLDERS' EQUITY................................         960,923            581,042       (92,525)            $ 1,449,440
                                                              ------------       ------------   -----------             -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY................    $ 12,713,056       $  6,582,646   $   (75,965)            $19,219,737
                                                              ============       ============   ===========             ===========


See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements (Unaudited)."

                  ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY
                    LONG ISLAND BANCORP, INC. AND SUBSIDIARY

                          PRO FORMA CONDENSED COMBINED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                  For the Nine Months Ended September 30, 1998


                                                                  Astoria
                                                                 Financial       Long Island           Astoria
                                                                   Corp.         Bancorp (7)          Pro Forma
                                                                   -----         -----------          ---------
                                                                    (Dollars in Thousands, Except Share Data)

Interest income .......................................       $    581,817       $    320,193        $    902,010
Interest expense ......................................            368,811            200,040             568,851
                                                              ------------       ------------        ------------
   Net interest income ................................            213,006            120,153             333,159
Provision for loan losses .............................                880              7,900               8,780
                                                              ------------       ------------        ------------
   Net interest income after provision for loan losses             212,126            112,253             324,379
                                                              ------------       ------------        ------------
Non-interest income:
   Fees and other income ..............................             17,063             12,734              29,797
   Net gain on sales activity .........................              8,710              7,907              16,617
                                                              ------------       ------------        ------------
Total non-interest income .............................             25,773             20,641              46,414
                                                              ------------       ------------        ------------
Non-interest expense:
   General and administrative .........................             98,033             86,132             184,165
   Real estate operations and provision for losses, net                223             (1,922)             (1,699)
   Amortization of goodwill ...........................             14,519                290              14,809
                                                              ------------       ------------        ------------
Total non-interest expense ............................            112,775             84,500             197,275
                                                              ------------       ------------        ------------

Income before income tax expense ......................            125,124             48,394             173,518
Income tax expense ....................................             53,789             19,140              72,929
                                                              ------------       ------------        ------------
Net Income ............................................       $     71,335       $     29,254        $    100,589
                                                              ============       ============        ============

Net income available to common shareholders ...........       $     66,835       $     29,254        $     96,089
                                                              ============       ============        ============

Basic earnings per common share .......................       $       2.69       $       1.31        $       1.90
                                                              ============       ============        ============
Diluted earnings per common share .....................       $       2.56       $       1.26        $       1.82
                                                              ============       ============        ============

Basic weighted average common shares ..................         24,833,081         22,401,747          50,595,090(3)
Diluted weighted average common and common
   equivalent shares ..................................         26,088,284         23,244,078          52,818,974(3)





See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements (Unaudited)."

                  ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY
                    LONG ISLAND BANCORP, INC. AND SUBSIDIARY

                          PRO FORMA CONDENSED COMBINED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                      For the Year Ended December 31, 1997



                                                             Astoria
                                                            Financial       Long Island          Astoria
                                                              Corp.          Bancorp (7)        Pro Forma
                                                              -----          -----------        ---------
                                                                   (In Thousands, Except Share Data)
Interest income ...................................       $   579,401       $   398,754       $   978,155
Interest expense ..................................           364,350           239,241           603,591
                                                          -----------       -----------       -----------
Net interest income ...............................           215,051           159,513           374,564
Provision for loan losses .........................             3,061             6,000             9,061
                                                          -----------       -----------       -----------
Net interest income after provision for loan losses           211,990           153,513           365,503
                                                          -----------       -----------       -----------
Non-interest income:
   Fees and other income ..........................            15,218            27,815            43,033
   Net gain on sales activity .....................             7,045            11,399            18,444
                                                          -----------       -----------       -----------
Total non-interest income .........................            22,263            39,214            61,477
                                                          -----------       -----------       -----------

Non-interest expense:
   General and administrative .....................           104,075           109,596           213,671
   Real estate operations and provision for losses                822             1,041             1,863
   Amortization of goodwill .......................            11,264               458            11,722
                                                          -----------       -----------       -----------
Total non-interest expense ........................           116,161           111,095           227,256

Income before income tax expense ..................           118,092            81,632           199,724
Income tax expense ................................            49,628            32,212            81,840
                                                          -----------       -----------       -----------
Net Income ........................................       $    68,464       $    49,420       $   117,884
                                                          ===========       ===========       ===========

Net Income available to common shareholders .......       $    66,964       $    49,420       $   116,384
                                                          ===========       ===========       ===========

Basic earnings per common share ...................       $      3.26       $      2.20       $      2.51
                                                          ===========       ===========       ===========
Diluted earnings per common share .................       $      3.04       $      2.12       $      2.39
                                                          ===========       ===========       ===========

Basic weighted  average common shares .............        20,552,574        22,443,135        46,362,179(3)
Diluted weighted average common and
common equivalent shares ..........................        21,994,383        23,279,404        48,765,698(3)



Shares and related amounts for prior periods have been restated as a result of the implementation of SFAS No. 128.

See "Notes to Pro Forma Condensed Combined Consolidated Financial Statements (Unaudited)."

                  ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY
                  AND LONG ISLAND BANCORP, INC. AND SUBSIDIARY

               NOTES TO PRO FORMA CONDENSED COMBINED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


(1) The pro forma financial information presented has been prepared in conformity with generally accepted accounting principles ("GAAP") and prevailing practices within the financial services industry. Under GAAP, the assets and liabilities of LIB will be combined with those of AFC at book value. In addition, the statements of operations for LIB will be combined with those of AFC as of the earliest period presented. AFC utilizes a fiscal year which ends on December 31 for reporting purposes, whereas LIB uses a fiscal year which ends on September 30 for such purposes. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 1997 combines AFC and LIB at their respective year-end periods. The unaudited pro forma condensed combined consolidated statement of operations for the nine months ended September 30, 1998 includes LIB for the nine months then ended to conform with the reporting period of AFC. Summary unaudited operating results for LIB for the three months ended
         December 31, 1997, have not been included in the unaudited pro forma condensed combined consolidated financial statements and are presented in the following table.

                                      Three Months Ended
                                      December 31, 1997
                                         (Unaudited)
                                      ------------------
         Interest income ..........       $104,517
         Interest expense .........         65,550
         Net interest income ......         38,967
         Net income ...............         13,182
         Diluted earnings per share       $   0.57

(2) Pro forma adjustments to common stock and additional paid-in capital, at September 30, 1998, reflect the Merger accounted for as a pooling of interests, through the exchange of 27,983,435 shares of AFC Common Stock at September 30, 1998 (using the Exchange Ratio of 1.15 and adjusted for fraction shares) for 24,333,904 actual outstanding shares of LIB.

(3) The pro forma weighted average shares outstanding for the nine months ended September 30, 1998 and the year ended December 31, 1997 reflect the Exchange Ratio of 1.15 shares of AFC Common Stock for each share of LIB Common Stock.

(4) The pro forma condensed combined consolidated statement of financial condition reflects non-recurring merger costs and restructuring charges of approximately $92.5 million, net of taxes, which were recognized upon consummation of the transaction and will be reflected in AFC's results of operations for the quarter ended December 31, 1998. Of such amount, $26.2 million represents expenses paid and deferred by both LIB and AFC, and thus, are reflected as a reduction of other assets. In addition, $49.8 million of the total facility and system costs, relates to write-downs of premises and equipment, which, after consummation of the Merger, will be classified as held-for-sale. The remaining amount of $16.6 million, net of taxes, represents costs to be paid, and is reflected as accrued expenses and other liabilities. These after-tax charges will reduce earnings per share for the period in which such charges are recognized by approximately $1.75 (based on pro forma diluted weighted average shares outstanding of 52,818,974 on September 30, 1998). A summary of the estimated merger costs and restructuring charges follows:

                                                                    Merger Costs and
                                                                  Restructuring Charges
                                                                  (Dollars in Thousands)
                                                                  ----------------------

           Merger Costs .........................................       $ 17,888
           Restructuring Charges:
                 Severance and Other Employee Expenses ..........         37,225
                 Facility and System Costs ......................         64,794
                 Other ..........................................          4,261
                                                                        --------
           Total Pre-Tax Merger Costs and Restructuring
             Charges ............................................        124,168
           Less:  Tax Effect ....................................         31,643
                                                                        --------
           Total After-Tax Merger Costs and Restructuring Charges       $ 92,525
                                                                        ========

         The effect of the proposed charge has been reflected in the pro forma condensed combined consolidated statement of financial condition as of September 30, 1998; however, since this charge is non-recurring, it has not been reflected in the pro forma combined statements of operations.

(5) Pro forma adjustments to treasury stock and additional paid-in capital, at September 30, 1998, reflect the retirement of LIB's treasury stock.

(6) Pro forma adjustments to unearned common stock held by RRPs and additional paid-in capital, at September 30, 1998, reflect the cancellation of 93,004 unallocated MRP shares of LIB at a cost of $11.50 per share.

(7) Certain reclassifications have been made to conform LIB's presentation with AFC's presentation.